UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

BIOSOLAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54819	20-4754291
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

27936 Lost Canyon Road, Suite 202, Santa Clarita, CA 91387

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (661) 251-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director and Chief Operating Officer

On February 8, 2021, the Board of Directors of Biosolar, Inc. (the “Company”) appointed Spencer Hall to be the Company’s Chief Operating Officer. On February 8, 2021, the Board of Directors, also appointed Mr. Hall to the Company’s board of directors to fill a vacancy on the Board of Directors.  Mr. Hall will be paid an annual salary of $175,000. Mr. Hall employment is on an “at will” basis.

Mr. Hall, age 44, Hall has held senior management positions over the course of his career including director of communications for PacifiCorp, a Berkshire Hathaway Energy-owned electric utility serving nearly two million customers across Oregon, California, Washington, Utah, Idaho and Wyoming. Prior to his role at PacifiCorp, he served as vice president of digital platforms for the Utah Jazz (Larry H. Miller Sports & Entertainment) and as news director of KSL.com, the largest news outlet in the Intermountain West. Hall holds a Master of Science in Instructional Design and Technology from Utah State University and a Bachelor of Arts in Visual Art from Brigham Young University.

There were no arrangements or understandings between Mr. Hall and any other persons pursuant to which he was selected as an officer, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between Mr. Hall and the Company required to be disclosed herein.

Change in Compensation of Chief Executive Officer

On February 10, 2021, upon approval of the Board of Directors of the Company the salary of David Lee, the Company’s Chief Executive officer, was increased from $144,000 per year to $240,000 per year.

Item 7.01 Regulation FD Disclosure.

On February 8, 2021, the Company issued a press release announcing the appointment of Mr. Hall. A copy of the press release is attached hereto as Exhibit 99.1.

The above information (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Prelease dated February 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSOLAR, INC.

Date: February 11, 2021	/s/ David Lee
David Lee
Chief Executive Officer

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